Strategic. Disciplined. Opportunistic. Investor Presentation  |  May 8, 2024

May 8, 2024 Investor Presentation Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding our expectations regarding earnings growth; population and demand growth; and our other expectations regarding our future financial position, results of operations (including our earnings guidance for 2024, as well as the assumptions set forth therein), cash flows, liquidity, business strategy, growth opportunities, potential investments and dispositions, plans and objectives for future operations and capital raising activity. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increased labor costs and historically low unemployment; increases in market interest rates and inflation; pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Disclaimers 2

May 8, 2024 Investor Presentation Tenant and Borrower Information This presentation includes information (e.g., EBITDARM Coverage and Occupancy Percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures related to Sabra Health Care REIT, Inc., including Annualized Cash NOI, Net Debt to Adjusted EBITDA and funds from operations (FFO). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP). An explanation of these non-GAAP financial measures is included under “Definitions” in the Appendix, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly-results. Disclaimers 3

LOREM IPSUM Heading May 8, 2024 Investor Presentation Our passion for quality care and deep industry experience uniquely position Sabra to succeed in the dynamic healthcare real estate market. We have the size, know-how and resilient balance sheet necessary to deliver long-term value to shareholders. Uniquely Positioned to Thrive 4

May 8, 2024 Investor Presentation 5 “We know what happens inside our buildings matters most. That’s why we align ourselves with operators who skillfully and compassionately care for the residents and patients in the buildings we own.” -Rick Matros (he/him), Chief Executive Officer STRATEGY

May 8, 2024 Investor Presentation Portfolio Strategy 6 STRATEGY Growing Demand > 80 population is expected to grow 4% per year through 2040 Drug overdose deaths have increased > 6x since 2000 Needs-Based Lifestyle enhancement Post-acute care Mental health treatment Psychosocial support Addiction treatment Dementia care Mission-Driven Passionate workforce Positive societal impact Community backbone Safety net infrastructure Skilled Nursing Senior Housing Behavioral Health

May 8, 2024 Investor Presentation Execution — Passion Meets Know-how Unique, Accretive Investments - Utilize our operational and asset management experience to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion - Be the capital partner of choice for the expansion and growth of leading operators with regional expertise and concentrated in markets with favorable demographics. Structure deals opportunistically across the capital stack. Creatively Financed Development - Pursue strategic development opportunities and long-term partnerships with leading developers. Optimize Portfolio - Continue to curate our portfolio to optimize diversification and maintain a mix of assets well-positioned for the future of healthcare delivery. Prudent Financing – Maintain balance sheet strength and lower leverage, while prioritizing available liquidity and recycled capital over new debt and equity issuances to fund any near-term investing activity. 7 STRATEGY

May 8, 2024 Investor Presentation 2024 Full-Year Guidance 8 STRATEGY IN ACTION Per diluted common share: Net Income $ 0.53 — $ 0.57 FFO $ 1.33 — $ 1.37 Normalized FFO $ 1.34 — $ 1.38 AFFO $ 1.38 — $ 1.42 Normalized AFFO $ 1.39 — $ 1.43 Earnings guidance above assumes no 2024 acquisition or disposition activity. Sabra is reiterating 2024 earnings guidance ranges as follows:

May 8, 2024 Investor Presentation “By consistently and deliberately executing our strategy, we deliver long-term value to our shareholders and provide the capital our tenants need to invest in their business and deliver quality care.” -Talya Nevo-Hacohen (she/her), Chief Investment Officer 9 STRATEGY IN ACTION

May 8, 2024 Investor Presentation Good for the Planet. Good for Our Stakeholders. Learn more about our commitment to strong corporate governance and our ongoing ESG efforts in our latest corporate sustainability report available on our website at sabrahealth.com. “The question for us is not how important our ESG principles are, but rather how we can effectively and efficiently integrate them into our business strategy in ways that are self-sustaining and accretive.” -Rick Matros (he/him), Chief Executive Officer 10 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

May 8, 2024 Investor Presentation ESG Framework “From our ESG Lunch & Learn series to our direct support collecting tenant utilities, we feel connected to our ESG goals and the environmental and social impact they represent.” -Yvonne Braden, Senior Associate, Asset Management 11 ENVIRONMENTAL, SOCIAL AND GOVERNANCE We understand that good governance underpins sustainability, strengthens the accountability of our Board and management team and supports the long-term interests of our stakeholders. Our ESG principles are intrinsically tied to our objective to drive shareholder value by operating efficiently, sustainably and with our stakeholders’ best interests in mind.

May 8, 2024 Investor Presentation E-Initiative Roadmap 12 ENVIRONMENTAL, SOCIAL AND GOVERNANCE Improving the environment starts with enabling our operators and is central to everything we do. We take a comprehensive, integrated and collaborative approach to environmental stewardship.

May 8, 2024 Investor Presentation Delos WISE Forum - Finding Solutions to Accelerate Change 13 ENVIRONMENTAL, SOCIAL AND GOVERNANCE As an extension of our WISE Initiative (Wellness in Senior Living Environment), Sabra helped organize and sponsor the inaugural WISE Forum bringing together like-minded REITs, along with industry leaders, to build community, discuss systemic challenges and create solutions for the future of senior living. The goal was to focus and act on not only the challenges but also the solutions and processes needed to accelerate change. The response to the forum was overwhelmingly positive.

May 8, 2024 Investor Presentation Committed to Diversity, Equity & Inclusion 54% As of March 31, 2024, women comprised 54% of our workforce and 64% of our management level/ leadership roles. 31% As of March 31, 2024, 31% of our team members self-identified as being members of one or more ethnic minorities. We believe our ethnic diversity is higher than this reported percentage as another 15% of our team members chose not to self-identify. 14 ENVIRONMENTAL, SOCIAL AND GOVERNANCE We believe a diverse workforce is essential to our continued success and gives us a competitive advantage. We integrated DE&I into our hiring process, which has proven to be successful in our hiring of top talent from diverse groups.

May 8, 2024 Investor Presentation Our Success Is Predicated on a Healthy Portfolio 1 Excludes four real estate properties held for sale as of the end of the current period. Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for the period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after December 31, 2023. 7 Years Wtd. Avg. Remaining Lease Term 409 Investments 1.79x   1.33x   3.77x 62 Relationships 35% Skilled Mix1 Average Occupancy Percentage1 78%   90%   80% SH - LeasedSNF/TC SNF/TC SH - Leased EBITDARM Coverage1 As of March 31, 2024 BH/Hosp./Oth. BH/Hosp./Oth. 15 PORTFOLIO

May 8, 2024 Investor Presentation 1 Excludes four real estate properties held for sale as of the end of the current period. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. See the Appendix to this presentation for the definition of Annualized Cash NOI. Diverse Portfolio, Positioned to Perform Relationship Concentration1 Asset Class Concentration1 As of March 31, 2024 16 PORTFOLIO Signature Healthcare, 8.9% The Ensign Group, 8.7% Avamere Family of Companies, 8.0% Signature Behavioral, 6.9% Recovery Centers of America, 5.9% The McGuire Group, 3.8% Managed (No Operator Credit Exposure), 16.5% Other 41.3% Senior Housing - Managed, 16.5% Behavioral Health, 14.5% Senior Housing - Leased, 10.3% Specialty Hospital and Other, 4.0%Other, 0.8% Skilled Nursing/ Transitional Care, 53.9%

May 8, 2024 Investor Presentation Favorable Supply and Demand Trends 17 PORTFOLIO SNF Supply and Demand 1,780 1,757 1,725 1,712 1,706 1,703 1,697 1,695 1,693 1,675 1,628 1,594 4,399 4,641 4,946 5,296 5,600 5,880 6,055 6,304 6,468 6,590 6,467 6,677 SNF Beds (000s) Population 85 or older (000s) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 — 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Source: Census.gov, AHCA, Care Compare Since 2000, the 85-or-older population has grown by 55%, compared to an 11% decline in skilled nursing beds over the same time frame.

May 8, 2024 Investor Presentation Medicaid and Medicare Rates Medicaid Average Daily Rate1,2 Medicare Average Daily Rate2 As of March 31, 2024 18 PORTFOLIO $182 $187 $194$207 $221 $239 $252 $266 $282 $291 Ja n-12 Ja n-13 Ja n-14 Ja n-15 Ja n-16 Ja n-17 Ja n-18 Ja n-19 Ja n-2 0 Ja n-2 1 Ja n-2 2 Ja n-2 3 Ja n-2 4 $150 $175 $200 $225 $250 $275 $300 CAGR: 4.0% $618 $595 $597 $605 $627 $649 $673 $713 $738 $764 $816 Ja n-12 Ja n-13 Ja n-14 Ja n-15 Ja n-16 Ja n-17 Ja n-18 Ja n-19 Ja n-2 0 Ja n-2 1 Ja n-2 2 Ja n-2 3 Ja n-2 4 $550 $600 $650 $700 $750 $800 $850 CAGR: 2.3% 1 Medicaid rate increase exceeded 5% in 2023. 2 Reflects daily average rate for Sabra’s NNN portfolio. Daily Medicaid and Medicare rates have increased substantially since COVID, supporting our operators’ recovery.

May 8, 2024 Investor Presentation “We invest in relationships with operators who are nimble and poised to deliver excellent care now and in the future.” -Peter Nyland, Executive Vice President, Asset Management 19 PORTFOLIO

May 8, 2024 Investor Presentation Advancing the Quality of Care We Work with Operators Who Are: • Committed to their mission • Nimble • Regional experts • In markets with favorable demographics • Well-positioned for the future of healthcare delivery OPERATORS 20

May 8, 2024 Investor Presentation We Support Our Operators We Invest in Our Tenants’ Success: • Redevelopment / Adaptive Reuse • Expansion • Strategic development • Flexible equity and debt capital solutions OPERATORS 21

May 8, 2024 Investor Presentation “What started with a single sale/leaseback transaction for a senior living community in Indiana has grown into a multi-state, multi- community relationship. We truly value the collaboration, insight and support we receive from Sabra. Sabra is who we think about first when it comes to a capital partner to support our company’s growth.” – Tom Smith, Chief Executive Officer & Co-Founder Leo Brown Group 22 OPERATORS

May 8, 2024 Investor Presentation “Our strong balance sheet and ready access to capital allows us to thoughtfully finance investment opportunities and drive value for our shareholders.” –Michael Costa, Chief Financial Officer 23 PERFORMANCE

May 8, 2024 Investor Presentation Prudent Balance Sheet Management 1 As of 3/31/2024. Common equity value estimated using outstanding common stock of 231.5 million shares and Sabra’s closing price of $14.61 as of 5/6/2024. 24 PERFORMANCE • Term loans hedged to an average rate of 4.0%, resulting in interest savings of about $16 million annually. • Ample liquidity of over $900 million ensures we have ready access to capital. • $500 million of availability under at-the-market (ATM) equity offering program. • 98% of borrowings are unsecured, providing additional balance sheet flexibility. CONSOLIDATED ENTERPRISE VALUE1 $5.8B Common Equity Value 58% Secured Debt 1% Hedged Term Loans 9% Fixed Rate Bonds 29% Line of Credit 3% As of March 31, 2024

May 8, 2024 Investor Presentation   Sabra 1Q 24 1 Investment-Grade peers range 2 Net Debt to Adjusted EBITDA 5.55x 3 4.37x - 6.86x Interest Coverage Ratio 4.06x 3.80x - 4.82x Debt as a % of Asset Value 37% 26% - 48% Secured Debt as a % of Asset Value 1% 0% - 9% Investment-Grade Credit Metrics 1 Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. 2 Investment-Grade Peers consists of WELL, VTR, OHI and NHI. The metrics used to calculate Investment-Grade peers range are sourced from the most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. 3 Based on the annualized trailing three-month period ended as of the date indicated. 25 PERFORMANCE We continue to focus on strengthening our balance sheet and portfolio without accessing the capital markets.

May 8, 2024 Investor Presentation Favorable Profile with Staggered Maturities 1 Revolving Credit Facility is subject to two six-month extension options. 2 Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges. (Dollars in millions) Debt maturity profile at March 31, 2024 26 500 100 350 800 541 $2 $2 $2 $2 $2 $2 $2 $2 $2 $27 146 $854 2.9% 2.9% 5.1% 6.2% 6.6% 3.9% 2.9% 3.2% 2.9% 2.9% 3.1% Unsecured Bonds Term Loans Mortgage Debt / Secure Debt Line of Credit Available Line of Credit Wtd. Avg. Interest 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter $0 $200 $400 $600 $800 $1,000 $1,200 PERFORMANCE 1 2 We have no material debt maturities before 2026.

May 8, 2024 Investor Presentation Attractive Valuation Relative to Direct Peers Forward FFO multiples 1 Dividend yield 2 Premium / discount to consensus NAV Portfolio composition (% Annualized Cash NOI) 3 Sources: S&P Capital IQ as of 5/6/2024, unless otherwise noted. 1 Forward FFO multiple is calculated as stock price as of 5/6/2024 divided by the forward four quarter consensus FFO from S&P Capital IQ. 2 Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 5/6/2024. 3 Represents latest available concentration for peers from company filings as of 5/6/2024. AHR concentration represents beds/units. 4 Based on Annualized Cash NOI for the quarter ended 3/31/2024 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. 5 AHR SNF concentration includes only Triple-Net Leased NOI and does not include SNF NOI from Integrated Senior Health Campuses. 27 PERFORMANCE 10.7x 11.4x 11.8x 12.7x 14.8x 16.8x SBRA OHI AHR LTC NHI CTRE 8.2% 4.7% 5.6% 6.9% 7.1% 8.6% SBRA CTRE NHI LTC AHR OHI 11.4% -8.1% 8.5% 25.7% 31.6% 41.9% SBRA AHR LTC OHI NHI CTRE 27% 10% 21% 43% 62% 11% 54% 90% 71% 56% 33% 7% 19% 8% 1% 5% 82% Senior Housing Skilled Nursing Other SBRA CTRE OHI LTC NHI AHR4 5

May 8, 2024 Investor Presentation Well-Positioned Portfolio SNF concentration 1 1 Represents latest available concentration and coverage for peers as of 5/6/2024. 2 Based on Annualized Cash NOI as of 3/31/2024 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. 3 Represents SNF EBITDARM Coverage for LTC, AHR and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. 4 See appendix to this presentation for the definition of EBITDARM Coverage. 5 AHR SNF concentration includes only Triple-Net Leased NOI and does not include SNF NOI from Integrated Senior Health Campuses. Top five relationships concentration 1 SNF EBITDARM Coverage 1,3 SH EBITDARM Coverage 1 28 PERFORMANCE 54% 7% 33% 56% 71% 90% SBRA AHR NHI LTC OHI CTRE 38% 41% 44% 56% 62% 68% SBRA OHI LTC AHR NHI CTRE 1.79x 1.67x 1.69x 1.84x 2.78x2.82x SBRA AHR OHI LTC CTRE NHI 1.33x 1.19x 1.23x 1.30x 1.31x 1.45x SBRA AHR WELL VTR LTC NHI2 2 4 45

May 8, 2024 Investor Presentation Appendix 29 i

May 8, 2024 Investor Presentation Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value. The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/ tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Definitions 30 APPENDIX

May 8, 2024 Investor Presentation Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”).*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Net Debt.* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA.* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Normalized FFO and Normalized AFFO.* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Definitions 31 APPENDIX

May 8, 2024 Investor Presentation Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this presentation can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results. APPENDIX Definitions 32